UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2004

Date of Report (Date of earliest event reported)

Harbor Global Company Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-30889	52-2256071
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Faneuil Hall Marketplace, Boston, Massachusetts 02109

(Address of principal executive offices, including zip code)

(617) 878-1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2004, Harbor Global Company Ltd. (“Harbor Global” or the “Company”) entered into an amendment to the Amended and Restated Administration and Liquidation Agreement, effective as of July 10, 2003, by and between Calypso Management LLC, a Delaware limited liability company (“Calypso Management”), and the Company (the “Amended and Restated Administration and Liquidation Agreement”). The amendment, which was approved by the Company’s Board of Directors, amends Section 3 of the Amended and Restated Administration and Liquidation Agreement to increase the amount that Harbor Global is required to reimburse to Calypso Management for the payment of Donald H. Hunter’s annual bonus from an amount sufficient to pay Mr. Hunter an annual bonus of up to $250,000 to an amount sufficient to pay Mr. Hunter an annual bonus of up to $275,000. Mr. Hunter is the Company’s and Calypso Management’s chief operating officer and chief financial officer.

The Amended and Restated Administration and Liquidation Agreement provides that Harbor Global pays the operating expenses of Calypso Management incurred in connection with the provision of services to Harbor Global. These operating expenses include Mr. Hunter’s annual salary of $250,000, plus an annual bonus of up to $275,000. The annual bonus continues to be dependent upon the achievement of performance goals established by Harbor Global’s Board of Directors. A copy of the amendment is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

In connection with the amendment to the Amended and Restated Administration and Liquidation Agreement, Calypso Management entered into an amendment to the employment agreement with Mr. Hunter, its Chief Operating Officer and Chief Financial Officer, to increase Mr. Hunter’s bonus opportunity from a maximum of 100% of his base salary, or $250,000, to a maximum of 110% of his base salary, or $275,000. A copy of the amendment is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 10.1	Amendment to the Amended and Restated Administration and Liquidation Agreement, effective as of December 8, 2004, by and between Calypso Management LLC and Harbor Global Company Ltd.

Exhibit 10.2	Amendment to Employment Agreement, effective as of December 8, 2004, by and between Calypso Management LLC and Donald H. Hunter

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2004

HARBOR GLOBAL COMPANY LTD.

By:	/s/ Donald H. Hunter
Name:	Donald H. Hunter
Title:	Chief Operating Officer and Chief Financial Officer

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Exhibit Index
Exhibit 10.1	Amendment to the Amended and Restated Administration and Liquidation Agreement, effective as of December 8, 2004, by and between Calypso Management LLC and Harbor Global Company Ltd.

Exhibit 10.2	Amendment to Employment Agreement, effective as of December 8, 2004, by and between Calypso Management LLC and Donald H. Hunter

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